Exhibit 10.2

UNIT PURCHASE AGREEMENT

UNIT PURCHASE AGREEMENT (this “Agreement”) made as of the date set forth on the signature page hereof between Pershing Gold Corporation, a Nevada corporation (the “Company”), and the subscriber(s) identified on Exhibit A annexed hereto (the “Subscriber”).

WITNESSETH:

WHEREAS, the Company is conducting a private offering (the “Offering”) consisting of up to a maximum of 3,076,923 units (the “Units”), each Unit consisting of (a) one share of the Company’s common stock par value $0.0001 per share (the “Common Stock”) and (b) a thirty month warrant (collectively, the “Warrants” and together with the Units and Common Stock, the “Securities”) to purchase 0.5 of a share of Common Stock of the Company at an exercise price equal to 110% of the market value of the Company’s common stock on the trading day immediately preceding the applicable closing, with such exercise price to be subject to adjustment as set forth in the warrant agreement (the “Exercise Price”) at a negotiated price of $3.25 per Unit (the “Unit Purchase Price”);

WHEREAS, the Company has retained Laidlaw & Company (UK) Ltd. to act as its placement agent in connection with the sale of the Units pursuant to this Agreement (the “Placement Agent”);

WHEREAS, the Offering is on a “best efforts, all-or-none” basis to attain the minimum offering amount of $1,750,000 purchase price for the Units (the “Minimum Offering”), and on a “reasonable efforts” basis as to the remaining Units to be sold up to the maximum offering amount of $10,000,000 purchase price for the Units (the “Maximum Offering”), to a limited number of “accredited investors” (as that term is defined by Rule 501(a) of Regulation D (“Regulation D”) promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, the Company and each Subscriber is executing and delivering this agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated by the SEC under the Securities Act;

WHEREAS the subscription for the Securities will be made in accordance with and subject to the terms and conditions of the Subscription Agreement and the Company’s Confidential Private Placement Memorandum dated February 9, 2016, together with all amendments thereof and supplements and exhibits thereto and as such may be amended from time to time (the “Memorandum”); and

WHEREAS, the Subscriber desires to purchase such number of Units as set forth on the signature page hereof on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.           SUBSCRIPTION FOR SECURITIES

1.1         Subject to the terms and conditions hereinafter set forth and as set forth in the Memorandum, the Subscriber hereby subscribes for and agrees to purchase from the Company, and the Company subject to its rights to accept or reject this subscription, agrees to sell to the Subscriber, such number of Units for the aggregate purchase price as is set forth on the signature page hereof. The purchase price is payable by wire transfer, to be held in escrow until the conditions to closing are achieved, to Signature Bank, the escrow agent (the “Escrow Agent”) as follows:

Bank:  Signature Bank

ABA Number:

Account #:

Account Name: Signature Bank, as Escrow Agent for Pershing Gold Corporation

Swift Code:

1.2         The Subscriber understands acknowledges and agrees that, except as otherwise set forth herein or otherwise required by law, that once irrevocable, the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber hereunder and that this Agreement and such other agreements shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

II.          REPRESENTATIONS BY SUBSCRIBER

Each Subscriber hereby severally, and not jointly, represents and warrants to the Company that each such Subscriber’s representations in the Subscription Agreement, in the form attached as Exhibit B to the Memorandum, entered into in connection with this Agreement are true and correct as of the date hereof.

III.         REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Subscriber that:

3.1         Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to own and use its properties and its assets and conduct its business as currently conducted. Each of the Company’s subsidiaries identified on Schedule 3.1 hereto (the “Subsidiaries”) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the requisite corporate power and authority to own and use its properties and assets and to conduct its business as currently conducted. Neither the Company, nor any of its Subsidiaries is in violation of any of the provisions of its respective articles of incorporation, by-laws or other organizational or charter documents, including, but not limited to the Charter Documents (as defined below). Each of the Company and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in a direct and/or indirect (i) material adverse effect on the legality, validity or enforceability of any of the Securities and/or this Agreement, (ii) material adverse effect on the results of operations, assets, business or condition (financial and other) of the Company and its Subsidiaries, taken as a whole, or (iii) material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement, the Subscription Agreement, the Memorandum, the Warrant and all exhibits, supplements and schedules thereto, as such may be amended from time to time (collectively the “Transaction Documents”) (any of (i), (ii) or (iii), a “Material Adverse Effect”).

3.2         Capitalization and Voting Rights. The authorized, issued and outstanding capital stock of the Company is as set forth in Schedule 3.2 hereto and all issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable. Except as set forth in Schedule 3.2 hereto, (i) there are no outstanding securities of the Company or any of its Subsidiaries which contain any preemptive, redemption or similar provisions, nor is any holder of securities of the Company or any Subsidiary entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any Subsidiary by virtue of any of the Transaction Documents, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (ii) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement except for its equity incentive plans set forth on Schedule 3.2; and (iii) except as set forth in Schedule 3.2 there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase or acquire, any shares of capital stock of the Company or any Subsidiary or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue any shares of capital stock of the Company or any Subsidiary, or securities or rights convertible or exchangeable into shares of capital stock of the Company or any Subsidiary. Except as set forth in Schedule 3.2 and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Company’s Charter Documents (as defined below) or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound. All of the issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable and the shares of capital stock of the Subsidiaries are owned by the Company, free and clear of any mortgages, pledges, liens, claims, charges, encumbrances or other restrictions (collectively, “Encumbrances”). All of such outstanding capital stock has been issued in compliance with applicable federal and state securities laws. The issuance and sale of the Securities and, upon issuance, the Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”), as contemplated hereby will not obligate the Company to issue shares of Common Stock or other securities to any other person (other than the Subscribers and the Placement Agent) and except as set forth in Schedule 3.2 will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security. The Company is not a party to any outstanding stockholder purchase rights and does not have a “poison pill” or any similar arrangement in effect giving any person the right to purchase any equity interest in the Company upon the occurrence of certain events.

3.3         Authorization; Enforceability. The Company has all corporate right, power and authority to enter into, execute and deliver this Agreement and each other agreement, document, instrument and certificate to be executed by the Company in connection with the consummation of the transactions contemplated hereby, including, but not limited to Transaction Documents and to perform fully its obligations hereunder and thereunder. All corporate action on the part of the Company, its directors and stockholders necessary for the (a) authorization execution, delivery and performance of this Agreement and the Transaction Documents by the Company; and (b) authorization, sale, issuance and delivery of the Securities and upon exercise, the Warrant Shares contemplated hereby and the performance of the Company’s obligations under this Agreement and the Transaction Documents has been taken. This Agreement and the Transaction Documents have been duly executed and delivered by the Company and each constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Encumbrances other than restrictions on transfer provided for in the Transaction Documents. The Warrant Shares, when issued and paid for in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Encumbrances imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved a sufficient number of Warrant Shares for issuance upon the exercise of the Warrants, free and clear of all Encumbrances, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. Except as set forth on Schedule 3.3 hereto, the issuance and sale of the Securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person other than the Subscribers.

3.4         No Conflict; Governmental Consents.

(a)          The execution and delivery by the Company of this Agreement and the Transaction Documents, the issuance and sale of the Securities (including, when issued, the Warrant Shares) and the consummation of the other transactions contemplated hereby or thereby do not and will not (i) result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect, (ii) conflict with or violate any provision of the Company’s Articles of Incorporation (the “Articles”), as amended or the Bylaws, (and collectively with the Articles, the “Charter Documents”) of the Company, and (iii) conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with or without due notice or lapse of time or both) a default or give to others any rights of termination, amendment, acceleration or cancellation (with or without due notice, lapse of time or both) under any agreement, credit facility, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of their respective properties or assets is subject, nor result in the creation or imposition of any Encumbrances upon any of the properties or assets of the Company or any Subsidiary.

(b)          No approval by the holders of Common Stock, or other equity securities of the Company is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents or in connection with the authorization, issue and sale of the Securities and, upon issuance, the Warrant Shares, except as has been previously obtained.

(c)          No consent, approval, authorization or other order of any governmental authority or any other person is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents or in connection with the authorization, issue and sale of the Securities and, upon issuance, the Warrant Shares, except for filings and approvals required to be made or obtained from NASDAQ Global Market (“NASDAQ”) and such post-sale filings as may be required to be made with the SEC and with any state securities regulatory authority, all of which shall be made when required.

3.5         Consents of Third Parties. No vote, approval or consent of any holder of capital stock of the Company or any other third parties is required or necessary to be obtained by the Company in connection with the authorization, execution, deliver and performance of this Agreement and the other Transaction Documents or in connection with the authorization, issue and sale of the Securities and, upon issuance, the Warrant Shares, except as previously obtained, each of which is in full force and effect.

3.6         Shell Company Status; SEC Reports; Financial Statements. The Company has (a) since the filing of the Company’s Annual Report on Form 10-K of the fiscal year ended December 31, 2014 (the “2014 10-K”) (i) disclosed all material information required to be publicly disclosed by it on Form 8-K, (ii) filed all reports on Form 10-Q and (iii) filed all other reports (other than any Form 8-K) required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended, including pursuant to Section 13(a) or 15(d) thereof (the “Exchange Act”) and (b) since the filing of the 2014 10-K, the Company has filed all reports required to be filed by it under the Securities Act and Exchange Act, (the foregoing materials being collectively referred to herein as the “SEC Reports” and, together with the Schedules to this Agreement (if any), the “Disclosure Materials”) on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the aggregate and in light of the circumstances under which they were made, not misleading (except to the extent superseded by subsequently filed SEC Reports). The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the footnotes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

3.7         Licenses. Except as otherwise set forth in the SEC Reports, the Company and its Subsidiaries have sufficient licenses, permits and other governmental authorizations currently required for the conduct of their respective businesses or ownership of properties and is in all material respects in compliance therewith.

3.8         Litigation. Except as set forth in the SEC Reports, the Company knows of no pending or threatened legal or governmental proceedings against the Company or any Subsidiary which could materially adversely affect the business, property, financial condition or operations of the Company and its Subsidiaries, taken as a whole, or which materially and adversely questions the validity of this Agreement or the other Transaction Documents or the right of the Company to enter into this Agreement and the other Transaction Documents, or to perform its obligations hereunder and thereunder. Neither the Company nor any Subsidiary is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could materially adversely affect the business, property, financial condition or operations of the Company and its Subsidiaries taken as a whole. Except as set forth in the SEC Reports or on Schedule 3.8, there is no action, suit, proceeding or investigation by the Company or any Subsidiary currently pending in any court or before any arbitrator or that the Company or any Subsidiary intends to initiate. Neither the Company nor any Subsidiary, nor to the Company’ s knowledge any director or officer thereof, is or since the 2014 Form 10-K has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Company’s knowledge, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company.

3.9         Compliance. Except as set forth in the SEC Reports or on Schedule 3.9, neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

3.10       Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations, permits, and licenses issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted, except where the failure to possess such permits or licenses could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

3.11       Reserved.

3.12       Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

3.13       Brokers. Except for the engagement of the Placement Agent and the fees payable to the Placement Agent, neither the Company nor any of the Company’s officers, directors, employees or stockholders has employed or engaged any broker or finder in connection with the transactions contemplated by this Agreement and no fee or other compensation is or will be due and owing to any broker, finder, underwriter, placement agent or similar person in connection with the transactions contemplated by this Agreement. The Company is not party to any agreement, arrangement or understanding whereby any person has an exclusive right to raise funds and/or place or purchase any debt or equity securities for or on behalf of the Company other than the Engagement Agreement dated January 8, 2016 between the Company and the Placement Agent.

3.14       Intellectual Property; Employees.

(a)          The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and as presently proposed to be conducted, without any known infringement of the rights of others as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Except as disclosed on Schedule 3.14 or the SEC Reports, there are no material outstanding options, licenses or agreements of any kind relating to the Intellectual Property Rights, nor is the Company bound by or a party to any material options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products. The Company has not received any written communications alleging that the Company has violated or, by conducting its business as presently proposed to be conducted, would violate any Intellectual Property Rights of any other person or entity. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)          Except as disclosed in the SEC Reports, the Company is not aware that any of its executive officers is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with his or her duties to the Company or that would conflict with the Company’s business as presently conducted.

(c)          The Company is not aware that any of its executive officers intend to terminate his or her employment with the Company, nor does the Company have a present intention to terminate the employment of any executive officer.

(d)          Neither the execution nor delivery of this Agreement, nor the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business as presently conducted, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument between any employee and the Company.

3.15      Title to Real Property; Liens, Etc. Except as described in the SEC Reports, each of the Company and the Company’s subsidiary, Gold Acquisition Corp., a Nevada corporation (“GAC”) has record title to the unpatented mining claims (“Mining Claims”) and unpatented millsites (“Millsites”) it owns, and record title to its leasehold and subleasehold interests in real property (the “Leasehold Estates”), in each case subject to no Encumbrances, other than (a) the production royalties listed in Schedule 3.15, (b) Encumbrances those resulting from taxes which have not yet become delinquent; and (c) Encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company; and (d) those that have otherwise arisen in the ordinary course of business, none of which are material; and, with respect to the Mining Claims and Millsites, subject to the paramount title of the United States of America and the statutory rights of third parties to use the surface of the Mining Claims and Millsites and to explore for and develop federal leasable minerals. Except as set forth in Schedule 3.15, each of the Company and GAC are in compliance with all material terms of each lease or sublease of real property to which it is a party or is otherwise bound. Nothing in this Section 3.15, however, shall be deemed to be a representation or a warranty that any of the Mining Claims contains a discovery of valuable minerals.

3.16       Obligations to Related Parties. Except as described in the SEC Reports including employment agreements filed on Form 8-K or in Schedule 3.16, there are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (a) for payment of salary or other compensation for services rendered including equity compensation, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). Except as disclosed in the SEC Reports or in Schedule 3.16, none of the officers or directors of the Company and, to the Company’s knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than as holders of equity and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

3.17        Material Changes. Except as set forth in Schedule 3.17, since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the subsequent SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to generally accepted accounting principles or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company equity incentive plans. The Company does not have pending before the SEC any request for confidential treatment of information.

3.18        Sarbanes-Oxley. The Company is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

3.98        No General Solicitation. None of the Company, its Subsidiaries, any of their affiliates, and any person acting on their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

3.20        No Integrated Offering. Assuming the accuracy of the Subscriber representations and warranties set forth in Article I hereunder, none of the Company, its Subsidiaries, any of their affiliates, and any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or that is likely to cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. Except as disclosed in the SEC Reports, none of the Company, its Subsidiaries, their affiliates and any person acting on their behalf, have taken any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings.

3.21        Application of Takeover Protections. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Charter Documents or the laws of its state of incorporation that is or could become applicable to the Subscriber as a result of the Subscriber and the Company fulfilling their obligations or exercising their rights under this Agreement, including, without limitation, the Company’s issuance of the Securities and the Subscribers’ ownership of the Securities.

3.22        Taxes. Each of the Company and its Subsidiaries has filed all U.S. federal, state, local and foreign tax returns which are required to be filed by each of them and all such returns are true and correct in all material respects, except for such failures to file which could not reasonably be expected to have a Material Adverse Effect. The Company and each Subsidiary has paid all taxes pursuant to such returns or pursuant to any assessments received by any of them or by which any of them are obligated to withhold from amounts owing to any employee, creditor or third party except where not reasonably expected to have a Material Adverse Effect. The Company and each Subsidiary has properly accrued all taxes required to be accrued and/or paid, except where the failure to accrue would not have a Material Adverse Effect. To the knowledge of the Company, the tax returns of the Company and its Subsidiaries are not currently being audited by any state, local or federal authorities. Neither the Company nor any Subsidiary has waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency. The Company has set aside on its books adequate provision for the payment of any unpaid taxes except where not reasonably expected to have a Material Adverse Effect.

3.23        Registration Rights. Except as set forth on Schedule 3.23, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

3.24        Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof (or such shorter period during which the Company was subject to such requirements), received notice from NASDAQ to the effect that the Company is not in compliance with the rules or regulations of NASDAQ. To the Company’s knowledge it is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such rules and regulations of NASDAQ.

3.25        Disclosure. Except with respect to the material terms and conditions of the Offering contemplated by the Memorandum, the Company confirms that neither it nor, to the Company’s knowledge, any other person acting on its behalf has provided the Subscriber or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Subscriber will rely on the foregoing representation in purchasing the Units. All disclosure in the Transaction Documents is true and correct when considered in the aggregate and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole together with the SEC Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements, in light of the circumstances under which they were made and when made, not misleading.

3.26        Private Placement. Assuming the accuracy of the Subscribers’ representations and warranties set forth in Section 1, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Subscriber as contemplated hereby.

3.27        DTC Status. To the Company’s knowledge, the Company’s transfer agent (the “Transfer Agent”) is a limited participant of the Depository Trust Company and a full FAST transfer agent in the Depository Trust Company Automated Securities Transfer Program. The Company’s Common Stock is currently eligible for transfer pursuant to the Depository Trust Company Automated Securities Transfer Program.

3.28        OFAC. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee, affiliate or person acting on its behalf, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Units, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any person currently subject to any U.S. sanctions.

3.29        Bad Actor Disqualification

(a)          No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act (“Regulation D Securities”), to the knowledge of the Company, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Placement Agent and the Subscriber a copy of any disclosures provided thereunder.

(b)          Other Covered Persons. The Company is not aware of any person that (i) has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Securities and (ii) who is subject to a Disqualification Event.

(c)          Notice of Disqualification Events. The Company will notify the Placement Agent in writing of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person, prior to any Closing of this Offering.

IV.         TERMS OF SUBSCRIPTION

4.1          The Securities will be offered for sale until the earlier of (i) the date upon which subscriptions for the Maximum Offering offered hereunder have been accepted, (ii) March 31, 2016 (subject to the right of the Company and the Placement Agent to extend the offering for 45 days without further notice to investors), (iii) the date upon which the Company and the Placement Agent elect to terminate the Offering or (iv) the date upon which the Company elects to terminate the Offering (the “Termination Date”). The Offering is being conducted on a “reasonable efforts, all or none” basis with respect to the Minimum Offering and thereafter on a “reasonable efforts” basis for up to the Maximum Offering.

4.2          The Company may hold an initial closing (“Initial Closing”) at any time after the receipt of accepted subscriptions for the Minimum Offering. After the Initial Closing, subsequent closings with respect to additional Securities may take place at any time prior to the Termination Date as determined by the Company, with respect to subscriptions accepted prior to the Termination Date (each such closing, together with the Initial Closing, being referred to as a “Closing”). The last Closing of the Offering, occurring on or prior to the Termination Date, shall be referred to as the “Final Closing”. Any subscription documents or funds received after the Final Closing will be returned, without interest or deduction. In the event that an Initial Closing does not occur prior to the Termination Date, all amounts paid by the Subscriber shall be returned to the Subscriber, without interest or deduction. The Subscriber may revoke its subscription and obtain a return of the subscription amount paid to the Escrow Account at any time before the date of the Initial Closing by providing written notice to the Placement Agent, the Company and the Escrow Agent as provided in Section 6.1 below. Upon receipt of a revocation notice from the Subscriber prior to the date of the Initial Closing, all amounts paid by the Subscriber shall be returned to the Subscriber, without interest or deduction. The Subscriber may not revoke this subscription or obtain a return of the subscription amount paid to the Escrow Agent on or after the date of the Initial Closing. Any subscription received after the Initial Closing but prior to the Termination Date shall be irrevocable.

4.3          The minimum purchase that may be made by any Subscriber shall be $32,500. Subscriptions for investment below the minimum purchase may be accepted at the discretion of the Placement Agent and the Company. The Company and the Placement Agent reserve the right to reject any subscription made hereby, in whole or in part, in their sole discretion. The Company’s agreement with each Subscriber is a separate agreement and the sale of the Securities to each Subscriber is a separate sale.

4.4          All funds shall be deposited in the account identified in Section 1.1 hereof.

4.5          Certificates representing the Securities purchased by the Subscriber pursuant to this Agreement will be prepared for delivery to the Subscriber as soon as practicable following the Closing (but in no event later than five (5) days after a Closing) at which such purchase takes place. The Subscriber hereby authorizes and directs the Company to deliver the certificates representing the Securities purchased by the Subscriber pursuant to this Agreement directly to the Subscriber’s residential or business or brokerage house address indicated on the signature page hereto.

4.6          The Company’s agreement with each Subscriber is a separate agreement and the sale of Securities to each Subscriber is a separate sale.

V.	CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBER

5.1         The Subscriber’s obligation to purchase the Securities at the Closing at which such purchase is to be consummated is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

(a)          Representations and Warranties; Covenants. The representations and warranties made by the Company in Section 3 hereof qualified as to materiality shall be true and correct as of the Initial Closing and on each Closing Date, except (i) to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, (ii) the representations and warranties made by the Company in Section 3 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date; provided however, that notwithstanding the foregoing, the Company shall only be required to update the Disclosure Schedules by the delivery to the Subscribers by the Company of an amended Disclosure Schedule with respect to any information that is of a material nature as of such proposed Closing Date. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such Closing shall have been performed or complied with in all material respects.

(b)          No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(c)          No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Securities (except as otherwise provided in this Agreement).

(d)          Required Consents. The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

(e)          Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect.

(f)          No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the SEC or by NASDAQ (except for any suspensions of trading of not more than one trading day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on NASDAQ.

(g)          Blue Sky. The Company shall have completed qualification for the Securities, including the Warrant Shares, under applicable Blue Sky laws.

(h)          Legal Opinion. The Company’s corporate counsel shall have delivered a legal opinion addressed to the Subscribers in a form reasonably acceptable to the Placement Agent.

(i)          Proceedings and Litigation. No action, suit or proceeding shall have been commenced by any Person against any party hereto seeking to restrain or delay the purchase and sale of the Units or the other transactions contemplated by this Agreement or any of the other Offering Documents.

(j)          Disclosure Schedules. The Company shall have delivered a copy of its Disclosure Schedules (or delivered a copy of its amended Disclosure Schedules pursuant to Section 5.1(a)).

(k)          Transfer Agent Instruction Letter. The Company shall have delivered instructions to the Transfer Agent authorizing the issuance of the shares of Common Stock included in the Units purchased by such Purchaser at such Closing.

(l)          Officer Certificate. A certificate signed by the Company’s chief executive officer certifying that all representations and warranties made by the Company as of the Closing Date are true, complete and correct as of the Closing Date (unless any such representation or warranty is made only as of a specific date, in which event such representation and warranty is true and correct as of such specified date), as qualified by the Disclosure Schedules and that all covenants in this Agreement and the other Transaction Documents required to be performed by the Company prior to the Closing Date have been so performed.

(m)          Secretary’s Certificate. A certificate of the Secretary of the Company (i)attaching and certifying as to the Company’s Articles of Incorporation, as amended (the “Certificate”), (ii) attaching and certifying as to the Bylaws of the Company in effect at the Closing, (iii) attaching and certifying as to copies of resolutions by the Board of Directors of the Company authorizing and approving this Agreement and the other Transaction Documents and the transactions contemplated hereby (collectively, the “Minutes”); and (iv) certifying as to the incumbency of the officers of the Company executing this Agreement and the other Transaction Documents.

VI.         COVENANTS OF THE COMPANY

6.1         Transfer Restrictions.

(a)          The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144 promulgated under the Securities Act, to the Company or to an affiliate of a Subscriber or in connection with, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement, and shall have the rights of a Subscriber under this Agreement.

(b)          The Subscriber agrees to the imprinting of a legend on the Securities substantially in the following form until the Securities have been transferred pursuant to a registration statement under the Securities Act that has been declared effective or an exemption thereunder:

THESE SECURITIES HAVE BEEN ISSUED PURSUANT TO A FEBRUARY 2016 PRIVATE PLACEMENT. [NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(c)          Certificates evidencing the Common Stock shall not contain any legend (including the legend set forth in Section 6.1(b) hereof): (i) following any sale of such Common Stock pursuant to an effective registration statement covering the resale of such security under the Securities Act, or (ii) following any sale of such Common Stock pursuant to Rule 144, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Company shall cause its counsel, at the Company’s expense, to issue a legal opinion to the Company’s transfer agent promptly (but in no event later then the requisite share delivery date set forth in the Warrants) if required by the Company’s transfer agent to effect the removal of the legend if one of the preceding events has occurred and as permitted by law.

6.2         Listing of Securities. The Company agrees, (i) if the Company applies to have the Common Stock traded on any other trading market, it will include in such application the shares of Common Stock and Warrant Shares, and will take such other action as is necessary or desirable to cause the shares of Common Stock and Warrant Shares to be listed on such other trading market as promptly as possible, and (ii) it will take all action reasonably necessary to continue the listing and trading of its Common Stock on a trading market and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the trading market.

6.3         Reservation of Warrant Shares. The Company shall at all times while the Warrants are outstanding maintain a reserve from its duly authorized shares of Common Stock of a number of shares of Common Stock sufficient to allow for the issuance of the Warrant Shares.

6.4         Replacement of Securities. If any certificate or instrument evidencing any of the Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement securities. If a replacement certificate or instrument evidencing any securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.5         Furnishing of Information. Until the time that no Subscriber owns Securities, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as Subscriber owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to Subscriber and make publicly available in accordance with Rule 144(c) such information as is required for the Subscribers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

6.6         Securities Laws; Publicity. The Company shall, by 8:30 a.m. (New York City time) on the fourth trading day immediately following a Closing hereunder, issue a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby and including the Transaction Documents as exhibits thereto to the extent required by law. The Company shall not publicly disclose the name of Subscriber, or include the name of any Subscriber in any filing with the SEC or any regulatory agency or trading market, without the prior written consent of Subscriber, except: (a) as required by federal securities law in connection with the filing of final Transaction Documents (including signature pages thereto) with the SEC and (b) to the extent such disclosure is required by law, in which case the Company shall provide the Subscriber with prior notice of such disclosure permitted under this clause (b).

6.7         Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D promulgated under the Securities Act and to provide a copy thereof, promptly upon request of the Subscriber. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Subscriber at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Subscriber.

6.8         Equal Treatment of Subscribers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents.

6.9         Indemnification.

(a)         The Company agrees to indemnify and hold harmless the Subscriber, its affiliates and their respective officers, directors, employees, agents and controlling persons (collectively, the “Indemnified Parties”) from and against , any and all loss, liability, damage or deficiency suffered or incurred by any Indemnified Party by reason of any misrepresentation or breach of warranty by the Company made in this Agreement or, after any applicable notice and/or cure periods, nonfulfillment of any covenant or agreement to be performed or complied with by the Company under this Agreement or other Transaction Documents; and will promptly reimburse the Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim related to or arising in any manner out of any of the foregoing, or any action or proceeding arising therefrom (collectively, “Proceedings”), whether or not such Indemnified Party is a formal party to any such Proceeding (unless such action is based upon a breach of such Subscriber’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Subscriber may have with any such stockholder or any violations by such  Subscriber of state or federal securities laws or any conduct by such Subscriber which constitutes fraud, gross negligence, willful misconduct or malfeasance. If any action shall be brought against any Subscriber in respect of which indemnity may be sought pursuant to this Agreement, such Subscriber shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Subscriber. Any Subscriber shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Subscriber except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Subscriber, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Subscriber under this Agreement (y) for any settlement by a Subscriber effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Subscriber’s breach of its representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Subscriber may have with any such stockholder or any violations by such Subscriber of state or federal securities laws or any conduct by such Subscriber which constitutes fraud, gross negligence, willful misconduct or malfeasance. The indemnification required by this Section 8.2 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Subscriber against the Company or others and any liabilities the Company may be subject to pursuant to law.

(b)          If for any reason (other than a final non-appealable judgment finding any Indemnified Party liable for losses, claims, damages, liabilities or expenses for its gross negligence or willful misconduct) the foregoing indemnity is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless, then the Company shall contribute to the amount paid or payable by an Indemnified Party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Advisor on the other, but also the relative fault by the Company and the Indemnified Party, as well as any relevant equitable considerations.

6.10        Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other person acting on its behalf, will provide Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information. The Company understands and confirms that Subscriber shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

6.11        Use of Proceeds. Except as set forth on Schedule 6.11 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and shall not use such proceeds for: (a) the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) the redemption of any Common Stock or Common Stock equivalents or (c) the payment for expenses connected with any investigations or potential litigation or litigation and/or any settlement of any litigation.

6.12        DTC In the event that while any of the Securities are outstanding, (i) the Company does not use a transfer agent that is a member participant of the Depository Trust Company Automated Securities Transfer Program and/or (ii) the Company’s Common Stock is not at all times eligible for transfer pursuant to the Depositor Trust Company Automated Transfer Program ((i) and (ii) are referred to as a “DTC Event”) then then, in addition to any other rights the Subscribers may have hereunder or under applicable law, on each monthly anniversary of each such date (if the applicable DTC Event shall not have been cured by such date) until the applicable DTC Event is cured, the Company shall pay to each Subscriber an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid to such Subscriber pursuant to the Subscription Agreement and Purchase Agreement. The parties agree that the maximum aggregate liquidated damages payable to a Subscriber under this Agreement shall be 10% of the aggregate Purchase Price paid by such Subscriber pursuant to this Purchase Agreement.  If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Subscriber, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

VII.        MISCELLANEOUS

7.1        Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile with receipt confirmed at or prior to 5:30 p.m. (New York City time) on a day in which the New York Stock Exchange is open for trading (a “Trading Day”), (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile with receipt confirmed on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date sent by U.S. nationally recognized overnight courier service or (d) upon delivery to or actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be addressed as follows:

If to the Company, to it at:

Pershing Gold Corporation
1658 Cole Boulevard
Building 6, Suite 200
Lakewood, Colorado 80401
Attn: Stephen Alfers, President & CEO

With a copy to (which shall not constitute notice):

Davis Graham & Stubbs LLP
1550 Seventeenth Street, Suite 500
Denver, Colorado 80202
Attn: Deborah Friedman, Esq.

If to the Subscriber, to the Subscriber’s address indicated on the signature page of this Agreement.

With a copy to (which shall not constitute notice):

Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Attn: Richard A. Friedman, Esq.

If to the Escrow Agent, to it at:

Signature Bank
261 Madison Ave.
New York, NY 10016
Attn: Cliff Broder, Group Director and Senior Vice President
Fax: 646-822-1359

7.2         Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the parties hereto. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

7.3         This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Subscriber (other than by merger). Subscriber may assign any or all of its rights under this Agreement to any person to whom Subscriber assigns or transfers any Securities in accordance with applicable law, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents.

7.4         The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

7.5         Upon the execution and delivery of this Agreement by the Subscriber and the Company, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Securities as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other subscribers and to reject any subscription, in whole or in part, provided the Company returns to Subscriber any funds paid by Subscriber with respect to such rejected subscription or portion thereof, without interest or deduction.

7.6         All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.

7.7         The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

7.8         It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

7.9         The Company and Subscriber agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate and as permitted by law to carry out the purposes and intent of this Agreement.

7.10       This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

7.11       Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

7.12       In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Subscriber and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

7.13       The Company further understands and acknowledges that (i) Subscriber may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares deliverable with respect to Securities are being determined, and (ii) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted.  The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

7.14       In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

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IN WITNESS WHEREOF, the parties hereto have executed this Unit Purchase Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

PERSHING GOLD CORPORATION

By:
Name:
Title:

Address:

1658 Cole Boulevard
Building 6, Suite 200
Lakewood, Colorado 80401
Attn: Stephen Alfers, President & CEO

SUBSCRIBERS:

The Subscribers set forth on Exhibit A to the Agreement have executed a Subscription Agreement with the Company which provides, among other things, that by executing the Subscription Agreement each Subscriber is deemed to have executed this UNIT PURCHASE AGREEMENT in all respects and is bound to purchase the Units set forth in such Subscription Agreement and Exhibit A to the Agreement.